FIRST QUARTER 2022 SUPPLEMENTAL INFORMATION A P R I L 2 5 , 2 0 2 2

2 Legal Disclosures This presentation has been prepared for KKR Real Estate Finance Trust Inc. (NYSE: KREF) for the benefit of its stockholders. This presentation is solely for informational purposes in connection with evaluating the business, operations and financial results of KKR Real Estate Finance Trust Inc. and its subsidiaries (collectively, "KREF“ or the “Company”). This presentation is not and shall not be construed as an offer to purchase or sell, or the solicitation of an offer to purchase or sell, any securities, any investment advice or any other service by KREF. Nothing in this presentation constitutes the provision of any tax, accounting, financial, investment, regulatory, legal or other advice by KREF or its advisors. This presentation may not be referenced, quoted or linked by website by any third party, in whole or in part, except as agreed to in writing by KREF. This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current views with respect to, among other things, its future operations and financial performance. You can identify these forward looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to the Company or are within its control. Such forward-looking statements are subject to various risks and uncertainties, including, among other things: the potential negative impacts of COVID-19 on the global economy and on the Company’s loan portfolio, financial condition and business operations; how widely utilized COVID-19 vaccines will be, whether they will be effective in preventing the spread of COVID-19 (including its variant strains), and their impact on the ultimate severity and duration of the COVID-19 pandemic; actions that may be taken by governmental authorities to contain the COVID-19 outbreak or to treat its impact; adverse developments in the availability of desirable investment opportunities whether they are due to competition, regulation or otherwise; the general political, economic and competitive conditions in the United States and in any foreign jurisdictions in which the Company invests; the level and volatility of prevailing interest rates and credit spreads, including as a result of the planned discontinuance of LIBOR and the transition to alternative reference rates; adverse changes in the real estate and real estate capital markets; difficulty or delays in redeploying the proceeds from repayments of the Company’s existing investments; general volatility of the securities markets in which the Company participates; changes in the Company’s business, investment strategies or target assets; deterioration in the performance of the properties securing the Company’s investments that may cause deterioration in the performance of the Company’s investments and, potentially, principal losses to the Company; acts of God such as hurricanes, earthquakes and other natural disasters, pandemics such as COVID-19, acts of war and/or terrorism and other events that may cause unanticipated and uninsured performance declines and/or losses to the Company or the owners and operators of the real estate securing the Company’s investments; the economic impact of escalating global trade tensions, and the conflict between Russia and Ukraine, and the adoption or expansion of economic sanctions or trade restrictions; the adequacy of collateral securing the Company’s investments and declines in the fair value of the Company’s investments; difficulty in obtaining financing or raising capital; difficulty in successfully managing the Company’s growth, including integrating new assets into the Company’s existing systems; reductions in the yield on the Company’s investments and increases in the cost of the Company’s financing; defaults by borrowers in paying debt service on outstanding indebtedness; the availability of qualified personnel and the Company’s relationship with its Manager; subsidiaries of KKR & Co. Inc. have significant influence over the Company and KKR's interests may conflict with those of the Company’s stockholders in the future; the cost of operating the Company’s platform, including, but not limited to, the cost of operating a real estate investment platform; adverse legislative or regulatory developments; the Company’s qualification as a real estate investment trust ("REIT") for U.S. federal income tax purposes and the Company’s exclusion from registration under the Investment Company Act of 1940, as amended (the "Investment Company Act"); authoritative accounting principles generally accepted in the United States of America ("GAAP") or policy changes from such standard-setting bodies such as the Financial Accounting Standards Board (the "FASB"), the Securities and Exchange Commission (the "SEC"), the Internal Revenue Service, the New York Stock Exchange and other authorities that the Company is subject to, as well as their counterparts in any foreign jurisdictions where the Company might do business; and other risks and uncertainties, including those described under Part I—Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in this presentation. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and information included in this presentation and in the Company’s filings with the SEC. All forward looking statements in this presentation speak only as of April 25, 2022. KREF undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All financial information in this presentation is as of March 31, 2022 unless otherwise indicated. This presentation also includes non-GAAP financial measures, including Distributable Earnings and Distributable Earnings per Diluted Share. Such non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with U.S. GAAP.

KKR Real Estate Finance Trust Inc. Overview

Best In Class Portfolio

$7.3 B
Investment Portfolio

99%
Senior Loans

75%
Multifamily & Office

$129 M
Average Loan Size(1)

100%
Performing

Senior loans secured primarily by ***transitional, institutional multifamily and office properties*** owned by ***high quality sponsors***

Conservative Balance Sheet

$8.0 B
Financing Capacity

79%
Fully Non-Mark-to-Market(2)

$759 M
Current Liquidity(3)

Conservative liability management focused on ***diversified non-mark-to-market*** financing

KREF's Manager Fully Integrated with KKR

21%
KKR Ownership in KREF

$471 B
Global AUM(4)

$25 B
Balance Sheet(4)

$41 B
Real Estate AUM(4) (5)

135+
Real Estate Professionals(4)

One firm culture that rewards ***investment discipline, creativity and determination*** and emphasizes the ***sharing of information, resources, expertise and best practices***

(1) Average loan size is inclusive of the unfunded KREF commitment
(2) Based on outstanding face amount of secured financing, including non-consolidated senior interests, and excludes convertible notes and the corporate revolving credit facility
(3) Includes $173 million in cash, $520 million undrawn corporate revolver capacity, and $66 million of available borrowings based on existing collateral
(4) As of December 31, 2021
(5) Figures represent AUM across all KKR real estate transactions

KREF

3

4 First Quarter 2022 Highlights (1) Represents Net Income attributable to common stockholders (2) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP • 1Q Net income(1) of $0.46 per diluted share and Distributable Earnings(2) of $0.47 per diluted share • Book Value per Common Share (“BVPS”) of $19.46 per share, compared to $19.37 per share in 4Q'21, representing eight consecutive quarters of book value per share accretion • $7.3 billion predominantly senior loan portfolio • Multifamily and office assets represent 75% of loan portfolio • Weighted average risk rating of 2.9; 100% performing • Received $282 million in loan repayments and collected 100% of interest payments due in 1Q • 1Q originations of nine floating-rate senior loans totaling $844 million with $618 million of initial fundings • Subsequent to quarter-end, originated three floating-rate senior loans totaling $150 million with $137 million of initial fundings Financials Portfolio Originations Liquidity & Capitalization • Completed an accretive underwritten public offering of 6,494,155 shares of common stock at $20.83 per share, resulting in $134 million of net proceeds before transaction costs. The offering was $0.11 per share accretive to BVPS • Completed an offering of an additional 6,210,000 shares of 6.5% Series A Cumulative Redeemable Preferred Stock at a liquidation price of $25.00 per share, resulting in net proceeds of $151 million • Closed a $1.0 billion managed multifamily CLO with two-year reinvestment period providing $847.5 million of non-mark-to- market and non-recourse financing equating to an 84.75% advance rate at a weighted average running cost of capital of Term SOFR + 1.71%, before transaction costs • Increased the borrowing capacity on our corporate revolving credit facility by $185 million to $520 million and extended the maturity date through March 2027 • Upsized our $500 million term lending agreement to $750 million, which provides matched-term asset-based financing on a non-mark-to-market basis • 79% of financing is fully non-mark-to-market and the remaining balance is only mark-to-credit • $759 million of available liquidity, including $173 million of cash, $66 million of available borrowings based on existing collateral, and $520 million undrawn on the corporate revolver

5 ($ in Millions) 1Q22 Total Portfolio(2) $7,253.7 Term Credit Facilities 1,204.3 Term Lending Agreements 942.6 Secured Term Loan 349.1 Convertible Notes 143.8 Total Debt $2,639.8 Term Loan Facility 899.0 Collateralized Loan Obligations 1,942.8 Total Leverage $5,481.6 Cash 173.2 Total Permanent Equity 1,649.7 Common Stockholders’ Equity 1,321.8 Debt-to-Equity Ratio(3) 1.5x Total Leverage Ratio(4) 3.2x Shares Outstanding 67,933,704 Book Value per Share(5) $19.46 ($ in Millions) 1Q22 Net Interest Income $40.8 Other Income 6.4 Operating Expenses and Other (13.3) Preferred stock dividends (5.3) Provision for credit losses 1.2 Net Income Attributable to Common Stockholders $29.8 Diluted Weighted Average Shares Outstanding 69,402,626 Net Income per Share, Diluted $0.46 Distributable Earnings(1) $29.8 Diluted Weighted Average Shares Outstanding, Distributable Earnings 63,086,452 Distributable Earnings per Share, Diluted(1) $0.47 Dividend per Share $0.43 1Q'22 Financial Summary (1) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP (2) Represents the GAAP principal amount on senior and mezzanine/other loans, one real estate owned asset, and net equity in RECOP I (3) Represents (i) total debt less cash to (ii) total permanent equity (4) Represents (i) total leverage less cash to (ii) total permanent equity (5) Book value per share includes (i) CECL credit loss allowance of ($22.5) million or ($0.33) per common share Income Statement Balance Sheet

6 Recent Operating Performance (1) Represents Net Income attributable to common stockholders (2) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP $18.89 $19.37 $19.46 1Q'21 4Q'21 1Q'22 Book Value per Share Net Income(1) and Distributable Earnings(2) $0.52 $0.59 $0.46 $0.55 ($0.05) $0.47 1Q'21 4Q'21 1Q'22 Net Income per Diluted Share Distributable Earnings per Diluted Share Dividends and Book Value Per Share $0.43 ($ in Millions) 1Q'21 4Q'21 1Q'22 Net income: $29.2 $35.2 $29.8 Distributable earnings: $30.4 ($2.9) $29.8 1Q'21 4Q'21 1Q'22 Dividend per share: $0.43 $0.43 $0.43 Dividend yield on book value per share: 9.1% 8.9% 8.8%

7 Last Twelve Months Loan Activity (1) Includes one real estate owned asset and capital committed to our investment in an aggregator vehicle that invests in CMBS (2) Future funding obligations are generally contingent upon certain events and may not result in investment by us $5,330 $5,618 $5,826 $6,792 $7,254 $454 $559 $848 $1,143 $1,225 $1,679 $1,368 $744 $1,449 $271 $935 $680 $33 $282 1Q'21 Portfolio 2Q'21 Fundings 2Q'21 Repayments 2Q'21 Portfolio 3Q'21 Fundings 3Q'21 Repayments 3Q'21 Portfolio 4Q'21 Fundings 4Q'21 Repayments 4Q'21 Loan write-off 4Q'21 Portfolio 1Q'22 Fundings 1Q'22 Repayments 1Q'22 Portfolio Portfolio Funding Activity – Outstanding Principal(1) $5,784 Future Funding Obligations(2) $6,466 ($ in Millions) $7,051 $8,160 $8,703

8 1Q'22 Loan Originations – Select Case Studies (1) The total whole loan is $196 million, co-originated and co-funded by KREF and a KKR affiliate. KREF’s interest was 64% of the loan or $125 million (2) LTV based on initial loan amount divided by the as-is appraised value as of the date the loan was originated Investment Arlington Multifamily San Carlos Life Science West Hollywood Multifamily Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Loan Size $135.3 million $125.0 million(1) $102.0 million Location Arlington, VA San Carlos, CA West Hollywood, CA Collateral 300-unit Class-A Multifamily Class-A Life Science totaling 230k SF 37-unit Class-A Multifamily Loan Purpose Acquisition Acquisition Refinance LTV(2) 65% 68% 65% Investment Date January 2022 February 2022 January 2022 Asset Photos

KREF Loan Portfolio by the Numbers

Total Portfolio Growth

Current Portfolio: $7.4 billion[(1)]
Including net funding and repayment activity subsequent to quarter-end



($ in Millions)
$3,745
$5,233
$5,330
$7,254
1Q'19
1Q'20
1Q'21
1Q'22

Geography[(2)]



9%
11%
7%
5% Washington, D.C.
9%
14%
14%
10%
Other <5%, 21%

Investment Type[(3)]



Non-Senior
1%
Senior
Loans
99%

Interest Rate Type

100% Floating



SOFR
13%
LIBOR
87%

Property Type



Condo (Residential)
3%
Student Housing
3%
Single Family Rental
<1%
Industrial
4%
Hospitality
5%
Life Science(4)
10%
Multifamily
48%
Office
27%

Office[(5)]



Class-B
8%
Class-A
92%

LEED

78%

Multifamily



Class-B
25%
Class-A
75%

Note: The charts above are based on total assets. Total assets reflect the principal amount of our senior and mezzanine loans.

(1) As of April 22, 2022
(2) Map excludes a $42 million real estate corporate loan and one real estate owned asset with a net carrying value of $78.6 million
(3) Senior loans include senior mortgages and similar credit quality loans, including related contiguous junior participations in senior loans where KREF has financed a loan with structural leverage through the non-recourse sale of a corresponding first mortgage and excludes vertical loan syndications
(4) KREF classifies a loan as life science if more than 50% of the gross leasable area is leased to, or will be converted to, life science-related space
(5) Office property certification % is based on current principal loan balance; see description for LEED certification in the appendix

KREF
9

10 Weighted Average Risk Rating(3): 2.9 Portfolio Credit Quality Remains Strong (1) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated or by the current principal amount as of the date of the most recent as-is appraised value, except as noted on page 19 (2) Includes non-consolidated senior interests and excludes vertical loan syndications and a real estate corporate loan (3) Weighted average is weighted by current principal amount 3% 6% 86% 5% 0% 1 2 3 4 5 4% 6% 84% 6% 0% 1 2 3 4 5 Collected 100% of interest payments due on loan portfolio Loan-to-Value(1,2) Risk Rating Distribution Weighted Average LTV(3): 68% (% of total loan portfolio) (% of loan portfolio) 1Q'22 Loan Count 1 03 360 1 03 454 4Q'21 Weighted Average LTV(3): 67% 16% 18% 29% 30% 7% 0% - 60% 60% - 65% 65% - 70% 70% - 75% 75% - 80% 14% 19% 28% 31% 8% 0% - 60% 60% - 65% 65% - 70% 70% - 75% 75% - 80% Weighted Average Risk Rating(3): 2.9 1Q'22 4Q'21 Loan Count

11 Case Studies: Watch List Loans (Risk Rating 4 & 5) (1) LTV is based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated or by the current principal amount as of the date of the most recent as-is appraised value (2) Calculated based on the anticipated maturity date Investment Philadelphia Office Philadelphia Office New York Condo Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Investment Date April 2019 June 2018 August 2017 Collateral 4-Building, 711k RSF Office Portfolio 2-Building, 978k RSF Office Portfolio 4 Luxury Residential Condominiums Loan Purpose Acquisition Acquisition Refinance Location Philadelphia, PA Philadelphia, PA New York, NY Committed Amount $183 million $165 million $33 million Current Principal Amount $157 million $165 million $33 million Loan Basis $220 / SF $169 / SF $1,244 / SF Coupon L + 2.6% (4.9% Coupon Floor) L + 2.5% (4.2% Coupon Floor) L + 4.2% (5.1% Coupon Floor) LTV(1) 68% 71% 73% Max Remaining Term (Yrs.) 2.1 1.3 0.5(2) Loan Risk Rating 4 4 4

Financing Overview: 79% Non-Mark-To-Market

Diversified financing sources totaling $8.0 billion with $2.5 billion of undrawn capacity

Summary of Outstanding Financing

($ in Millions)	Maximum Capacity	Outstanding Face Amount	Weighted Avg. Coupon[1]	Advance Rate	Non-MTM
Term Credit Facilities	$1,840	$1,204	+1.7%	71.0%	[2]
Term Lending Agreements	$1,383	$943	+1.8%	79.6%	✓
Warehouse Facility	$500	$0	n/a	n/a	✓
Asset Specific Financing	$300	$0	n/a	n/a	✓
Secured Term Loan	$349	$349	+3.5%[6]	-	✓
Convertible Notes	$144	$144	6.1%	-	✓
Corporate Revolving Credit Facility	$520	$0	+2.0%	-	✓
Total Corporate Obligations	**$5,036**	**$2,640**			
Collateralized Loan Obligations	$1,943	$1,943	+1.5%	84.5%	✓
Term Loan Facility	$1,000	$899	+1.6%	78.7%	✓
Total Leverage	**$7,979**	**$5,482**			

Leverage Ratios



1.5x
3.2x
Debt-to-Equity Ratio (3)
Total Leverage Ratio (4)

Outstanding Secured Financing[5]



Term Credit Facilities 21%
Collateralized Loan Obligations 34%
Senior Loan Interests 6%
Secured Term Loan 6%
Term Loan Facility 16%
Term Lending Agreements 17%
Non-Mark-to-Market 79%

(1) Weighted average coupon expressed as spread over the relevant floating benchmark rates, which include one-month LIBOR and Term SOFR, as applicable to each financing
(2) Term credit facilities are marked to credit only and not subject to capital markets mark-to-market provisions
(3) Represents (i) total outstanding debt agreements (excluding non-recourse term loan facility), secured term loan and convertible notes, less cash to (ii) total permanent equity, in each case, at period end
(4) Represents (i) total outstanding debt agreements, secured term loan, convertible notes, and collateralized loan obligation, less cash to (ii) total permanent equity, in each case, at period end
(5) Based on outstanding face amount of secured financing, including non-consolidated senior interests, which result from non-recourse sales of senior loan interest in loans KREF originated, and excludes convertible notes and the corporate revolving credit facility
(6) Loan bears interest at L +3.5% and is subject to a LIBOR floor of 0.5%

KREF Note: All figures as of March 31,2022

12

13 Financing Overview: Term Credit Facilities Counterparty Total / Weighted Average Drawn $666 $433 $105 $1,204 Capacity $1,000 $600 $240 $1,840 Collateral: Loans / Principal Balance 11 Loans / $895 9 Loans / $613 6 Loans / $189 26 Loans / $1,697 Final Stated Maturity(1) September 2026 December 2023 October 2023 - Weighted Average Pricing(2) + 1.4% + 1.9% + 2.2% + 1.7% Weighted Average Advance 74.4% 70.8% 55.7% 71.0% Mark-to-market Credit Only Credit Only Credit Only - Property Type(3): ($ in Millions) Multi- family 40% Office 36% Life Science 15% Student Housing 5% Industrial 3% Single Family Rental 1% (1) Based on extended maturity date (2) Weighted average pricing expressed as spread over the relevant floating benchmark rates, which include one-month LIBOR and Term SOFR, as applicable to each financing (3) Based on principal balance of financing

14 Liquidity Overview (1) Represents under-levered amounts under financing facilities. While these amounts were previously contractually approved and/or drawn, in certain cases, the lender’s consent is required for us to (re)borrow these amounts $173 $520 $66 $759 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 $800.0 Cash Undrawn Corporate Revolver Approved and Undrawn Credit Capacity Total Available Liquidity ($ in Millions) Sources of Available Liquidity In addition to the available liquidity below, KREF had $377 million of unencumbered senior loans that can be pledged to financing facilities subject to lender approval, as of March 31, 2022 (1)

15 Portfolio Repositioning for Higher Rate Environment Ongoing portfolio rotation out of higher rate-floor loans is positioning KREF to benefit from a rising rate environment 100% floating-rate loan portfolio; 87% indexed to one-month LIBOR and 13% to Term SOFR Quarterly Net Interest Income Per Share Sensitivity to Change in Market Rates LIBOR = 0.45% SOFR = 0.30% As of 3/31/2022 +2.00% Change in LIBOR/SOFR ($ Impact Per Share / Q) +1.50%+1.00%+0.50%-0.25% Note: Based on portfolio as of March 31, 2022

16 Appendix

Portfolio Details

($ in Millions)

#	Investment	Location	Property Type	Investment Date	Total Whole Loan[2]	Committed Principal Amount[2]	Current Principal Amount	Net Equity[3]	Future Funding[4]	Coupon[5][6]	Max Remaining Term (Yrs)[5][7]	Loan Per SF / Unit / Key[8]	LTV[5][9]	Risk Rating
Senior Loans[1]														
1	Senior Loan	Arlington, VA	Multifamily	9/30/2021	$381.0	$381.0	$352.9	$70.2	$28.1	+ 3.2%	4.5	$ 317,965 / unit	69%	3
2	Senior Loan	Bellevue, WA	Office	9/13/2021	520.8	260.4	68.2	16.3	192.2	+ 3.6%	5.0	$ 855 / SF	63%	3
3	Senior Loan	Los Angeles, CA	Multifamily	2/19/2021	260.0	260.0	250.0	38.0	10.0	+ 3.6%	3.9	$ 466,400 / unit	68%	3
4	Senior Loan	Boston, MA	Life Science	5/24/2018	250.5	250.5	249.0	60.7	1.5	+ 3.2%	1.8	$ 533 / SF	53%	1
5	Senior Loan	Mountain View, CA	Office	7/14/2021	362.8	250.0	186.7	44.8	63.3	+ 3.3%	4.4	$ 607 / SF	73%	3
6	Senior Loan	New York, NY	Condo (Resi)	12/20/2018	234.5	234.5	214.8	59.2	19.7	+ 3.6%	1.8	$ 1,341 / SF	71%	3
7	Senior Loan	Bronx, NY	Industrial	8/27/2021	381.2	228.7	111.3	109.8	117.4	+ 4.1%	4.4	$ 277 / SF	52%	3
8	Senior Loan	Various	Multifamily	5/31/2019	216.5	216.5	216.3	38.9	0.2	+ 4.0%	2.2	$ 202,104 / unit	74%	3
9	Senior Loan[10]	Various	Industrial	6/30/2021	425.0	212.5	26.5	24.0	186.0	+ 5.4%	4.3	$ 210 / SF	68%	3
10	Senior Loan	Minneapolis, MN	Office	11/13/2017	194.4	194.4	194.4	33.0	-	+ 3.8%	0.7	$ 179 / SF	65%	2
11	Senior Loan	Washington, D.C.	Office	11/9/2021	187.7	187.7	125.9	31.6	61.8	+ 3.3%	4.7	$ 362 / SF	55%	3
12	Senior Loan	Boston, MA	Office	2/4/2021	375.0	187.5	187.5	37.4	-	+ 3.3%	3.9	$ 506 / SF	71%	3
13	Senior Loan	Chicago, IL	Multifamily	6/6/2019	186.0	186.0	179.5	32.4	3.6	+ 3.6%	2.2	$ 364,837 / unit	72%	3
14	Senior Loan	The Woodlands, TX	Hospitality	9/15/2021	183.3	183.3	168.9	30.5	14.4	+ 4.2%	4.5	$ 185,810 / key	64%	3
15	Senior Loan	Philadelphia, PA	Office	4/11/2019	182.6	182.6	157.0	24.9	25.6	+ 2.6%	2.1	$ 220 / SF	68%	4
16	Senior Loan	Washington, D.C.	Office	12/20/2019	175.5	175.5	127.1	43.9	48.4	+ 3.4%	2.8	$ 622 / SF	58%	3
17	Senior Loan	West Palm Beach, FL	Multifamily	12/29/2021	171.5	171.5	169.6	25.2	1.9	+ 2.7%	4.8	$ 208,857 / unit	73%	3
18	Senior Loan	Chicago, IL	Office	7/15/2019	170.0	170.0	137.6	27.1	32.4	+ 3.3%	2.4	$ 132 / SF	59%	3
19	Senior Loan	Boston, MA	Life Science	4/27/2021	332.3	166.2	124.3	20.8	41.9	+ 3.6%	4.1	$ 516 / SF	66%	3
20	Senior Loan	Philadelphia, PA	Office	6/19/2018	165.0	165.0	165.0	92.2	-	+ 2.5%	1.3	$ 169 / SF	71%	4
21	Senior Loan	New York, NY	Multifamily	12/5/2018	163.0	163.0	148.0	22.3	15.0	+ 4.0%	1.7	$ 556,391 / unit	77%	3
22	Senior Loan	Oakland, CA	Office	10/23/2020	509.9	159.7	112.3	17.7	7.4	+ 4.3%	3.6	$ 306 / SF	65%	3
23	Senior Loan	Plano, TX	Office	2/6/2020	153.7	153.7	135.7	21.2	18.0	+ 2.7%	2.9	$ 188 / SF	63%	2
24	Senior Loan	Seattle, WA	Life Science	10/1/2021	188.0	140.3	90.0	23.9	50.3	+ 3.1%	4.5	$ 575 / SF	69%	3
25	Senior Loan	Boston, MA	Multifamily	3/29/2019	138.0	138.0	137.0	21.3	1.0	+ 2.7%	2.0	$ 351,282 / unit	59%	3
26	Senior Loan	Dallas, TX	Office	12/10/2021	138.0	138.0	135.8	25.0	2.2	+ 3.6%	4.7	$ 432 / SF	68%	3
27	Senior Loan	Arlington, VA	Multifamily	1/20/2022	135.3	135.3	130.9	31.5	4.4	+ 2.9%	4.9	$ 436,300 / unit	65%	3
28	Senior Loan	Fort Lauderdale, FL	Hospitality	11/9/2018	130.0	130.0	130.0	24.2	-	+ 3.4%	1.7	$ 375,723 / key	66%	3
29	Senior Loan	San Carlos, CA	Life Science	2/1/2022	195.9	125.0	80.8	19.7	44.2	+ 3.6%	4.9	$ 551 / SF	68%	3
30	Senior Loan	Fontana, CA	Industrial	5/11/2021	119.9	119.9	48.7	19.5	71.2	+ 4.6%	4.2	$ 102 / SF	64%	3
31	Senior Loan	Irving, TX	Multifamily	4/22/2021	117.6	117.6	110.5	17.6	7.1	+ 3.3%	4.1	$ 121,745 / unit	70%	3
32	Senior Loan	Cambridge, MA	Life Science	12/22/2021	401.3	115.7	53.4	14.3	62.3	+ 3.9%	4.8	$ 1072 / SF	51%	3
33	Senior Loan	Pittsburgh, PA	Student Housing	6/8/2021	112.5	112.5	112.5	16.9	-	+ 2.9%	4.2	$ 155,602 / bed	74%	3
34	Senior Loan	Las Vegas, NV	Multifamily	12/28/2021	106.3	106.3	102.0	19.7	4.3	+ 2.7%	4.8	$ 193,182 / unit	61%	3
35	Senior Loan	Doral, FL	Multifamily	12/10/2021	212.0	106.0	106.0	20.8	-	+ 2.8%	4.7	$ 335,975 / unit	77%	3
36	Senior Loan	San Diego, CA	Multifamily	10/20/2021	103.5	103.5	103.5	18.3	-	+ 2.8%	4.6	$ 448,052 / unit	71%	3
37	Senior Loan	Orlando, FL	Multifamily	12/14/2021	102.4	102.4	88.9	21.3	13.5	+ 3.0%	4.8	$ 234,565 / unit	74%	3
38	Senior Loan	West Hollywood, CA	Multifamily	1/26/2022	102.0	102.0	102.0	15.1	-	+ 3.0%	4.9	$ 2,756,757 / unit	65%	3
39	Senior Loan	Washington, D.C.	Office	1/13/2022	228.5	100.0	57.4	8.9	42.6	+ 3.2%	5.9	$ 210 / SF	55%	3
40	Senior Loan	Phoenix, AZ	Industrial	1/13/2022	195.3	100.0	5.6	3.2	94.4	+ 4.0%	4.9	$ 57 / SF	57%	3
41	Senior Loan	Brisbane, CA	Life Science	7/22/2021	95.0	95.0	85.6	17.0	9.4	+ 3.0%	4.4	$ 739 / SF	71%	3
42	Senior Loan	State College, PA	Student Housing	10/15/2019	93.4	93.4	87.8	21.7	5.6	+ 2.7%	2.6	$ 73,507 / bed	64%	3
43	Senior Loan	Brandon, FL	Multifamily	1/13/2022	90.3	90.3	61.9	8.4	28.4	+ 3.1%	4.9	$ 189,939 / unit	75%	3
44	Senior Loan	Dallas, TX	Multifamily	12/23/2021	90.0	90.0	77.5	14.9	12.5	+ 2.8%	4.8	$ 238,488 / unit	67%	3
45	Senior Loan	Miami, FL	Multifamily	10/14/2021	89.5	89.5	89.5	17.0	-	+ 2.8%	4.6	$ 304,422 / unit	76%	3
46	Senior Loan	Denver, CO	Multifamily	6/24/2021	88.5	88.5	88.5	15.4	-	+ 3.0%	4.3	$ 295,000 / unit	77%	3
47	Senior Loan	Dallas, TX	Office	1/22/2021	87.0	87.0	87.0	21.1	-	+ 3.3%	3.9	$ 288 / SF	65%	3
48	Senior Loan	Charlotte, NC	Multifamily	12/14/2021	86.8	86.8	76.0	10.8	10.8	+ 3.0%	4.8	$ 206,522 / unit	74%	3
49	Senior Loan	New York, NY	Multifamily	3/29/2018	86.0	86.0	86.0	13.2	-	+ 4.0%	1.0	$ 462,366 / unit	63%	2
50	Senior Loan	Hollywood, FL	Multifamily	12/20/2021	81.0	81.0	81.0	14.6	-	+ 3.0%	4.8	$ 327,935 / unit	74%	3

*See footnotes on subsequent page

KREF

17

Portfolio Details

($ in Millions)

#	Investment	Location	Property Type	Investment Date	Total Whole Loan[2]	Committed Principal Amount[2]	Current Principal Amount	Net Equity[3]	Future Funding[4]	Coupon[5][6]	Max Remaining Term (Yrs)[5][7]	Loan Per SF / Unit / Key[8]	LTV[5][9]	Risk Rating
Senior Loans[1]														
51	Senior Loan	Seattle, WA	Office	3/20/2018	80.7	80.7	80.7	13.2	-	+ 4.1%	1.0	$ 468 / SF	56%	3
52	Senior Loan	Phoenix, AZ	Single Family Rental	4/22/2021	72.1	72.1	18.8	11.2	53.3	+ 4.8%	4.1	$ 157,092 / unit	50%	3
53	Senior Loan	Arlington, VA	Multifamily	10/23/2020	141.8	70.9	70.9	11.5	-	+ 3.8%	3.5	$ 393,858 / unit	73%	3
54	Senior Loan	Denver, CO	Multifamily	9/14/2021	70.3	70.3	69.3	11.0	1.0	+ 2.7%	4.5	$ 286,157 / unit	78%	3
55	Senior Loan	Washington, D.C.	Multifamily	12/4/2020	69.0	69.0	66.3	10.3	2.7	+ 3.5%	3.7	$ 265,132 / unit	63%	3
56	Senior Loan	Dallas, TX	Multifamily	8/18/2021	68.2	68.2	68.2	9.8	-	+ 3.8%	4.4	$ 189,444 / unit	70%	3
57	Senior Loan	Manassas Park, VA	Multifamily	2/25/2022	68.0	68.0	68.0	67.5	-	+ 2.7%	4.9	$ 223,684 / unit	73%	3
58	Senior Loan	Plano, TX	Multifamily	3/31/2022	67.8	67.8	64.2	63.5	3.6	+ 2.8%	5.0	$ 241,165 / unit	75%	3
59	Senior Loan	Nashville, TN	Hospitality	12/9/2021	66.0	66.0	64.3	9.8	1.7	+ 3.6%	4.8	$ 279,498 / key	68%	3
60	Senior Loan	Atlanta, GA	Multifamily	12/10/2021	61.5	61.5	55.8	13.7	5.7	+ 2.9%	4.8	$ 184,763 / unit	67%	3
61	Senior Loan	Durham, NC	Multifamily	12/15/2021	60.0	60.0	50.3	8.4	9.7	+ 2.9%	4.8	$ 145,740 / unit	67%	3
62	Senior Loan	Sharon, MA	Multifamily	12/1/2021	56.9	56.9	56.9	8.3	-	+ 2.8%	4.7	$ 296,484 / unit	70%	3
63	Senior Loan	Queens, NY	Industrial	2/22/2022	55.3	55.3	52.0	51.7	3.3	+ 4.0%	1.9	$ 84 / SF	68%	3
64	Senior Loan	Georgetown, TX	Multifamily	12/16/2021	41.8	41.8	41.8	10.1	-	+ 3.3%	4.8	$ 199,048 / unit	68%	3
65	Senior Loan	New York, NY	Condo (Resi)	8/4/2017	32.6	32.6	32.6	32.6	-	+ 4.2%	0.0	$ 1,244 / SF	73%	4
66	Senior Loan[11]	Denver, CO	Industrial	12/11/2020	28.8	28.8	13.7	13.3	15.1	+ 3.8%	3.8	$ 58 / SF	61%	3
Total / Weighted Average					**$10,837.0**	**$8,590.1**	**$7,098.1**	**$1,743.3**	**$1,449.1**	**+ 3.3%**	**3.5**		**67%**	**2.9**
Non-Senior Loans														
1	Real Estate Corporate Loan[12]	n.a.	Multifamily	12/11/2020	103.8	41.5	41.5	41.0	-	+ 12.0%	3.7	n/a	n.a.	3
Total / Weighted Average					**$103.8**	**$41.5**	**$41.5**	**$41.0**	**$0.0**	**+ 12.0%**	**3.7**		**n.a.**	**3.0**
CMBS B-Pieces														
1	RECOP I[13]	Various	Various	2/13/2017	n.a.	40.0	35.7	35.7	4.3	4.6%	7.2	n.a.	58%	n.a.
Total / Weighted Average						**$40.0**	**$35.7**	**$35.7**	**$4.3**	**4.6%**	**7.2**		**58%**	
Real Estate Owned														
1	Real Estate Asset	Portland, OR	Retail	12/16/2021	n.a.	n.a.	78.6	78.4	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.
Total / Weighted Average							**$78.6**	**$78.4**						
Portfolio Total / Weighted Average						**$8,671.6**	**$7,253.9**	**$1,898.4**	**$1,453.4**	**4.1%**	**3.6**		**67%**	**2.9**

*See footnotes on subsequent page

KREF

18

19 Portfolio Details (1) Senior loans include senior mortgages and similar credit quality investments, including junior participations in our originated senior loans for which we have syndicated the senior participations and retained the junior participations for our portfolio and excludes vertical loan syndications. • For Senior Loan 12, the total whole loan is $375.0 million, co-originated and co-funded by KREF and a KKR affiliate. KREF’s interest was 50% of the loan or $187.5 million, of which a $150.0 million senior note was syndicated to a third party lender. Post syndication, KREF retained a mezzanine loan with a total commitment of $37.5 million, fully funded as of March 31, 2022, at an interest rate of L + 7.9%. • For Senior Loan 13, the total whole loan is $186.0 million, of which an $81.6 million senior note was syndicated to a third party lender. Post syndication, KREF retained the mezzanine loan and a 45% interest in the senior loan which both totaled $104.4 million commitment, of which $100.7 million was funded as of March 31, 2022, at a blended interest rate of L + 4.7%. • For Senior Loan 22, the total whole loan is $509.9 million, co-originated and co-funded by KREF and a KKR affiliate. KREF’s interest was 31% of the loan or $159.7 million, of which $134.7 million in senior notes were syndicated to third party lenders. Post syndication, KREF retained a mezzanine loan with a total commitment of $25.0 million, of which $17.6 million was funded as of March 31, 2022, at an interest rate of L + 12.9%. (2) Total Whole Loan represents total commitment of the entire whole loan originated. Committed Principal Amount includes participations by KKR affiliated entities and third parties that are syndicated/sold. (3) Net equity reflects (i) the amortized cost basis of our loans, net of borrowings and (ii) the cost basis of our investment in RECOP I. (4) Represents Committed Principal Amount less Current Principal Amount on Senior Loans and $4.3 million of unfunded commitment to RECOP I. (5) Weighted averages are weighted by current principal amount for senior loans and non-senior loans and by net equity for our RECOP I CMBS B-Piece investment. Non-Senior Loan 1 is excluded from the weighted average LTV. (6) Coupon expressed as spread over the relevant floating benchmark rates, which include one-month LIBOR and Term SOFR, as applicable for each loan. As of March 31, 2022, 87.1% and 12.9% of floating rate loans by principal amount were indexed to one-month LIBOR and Term SOFR, respectively. (7) Max remaining term (years) assumes all extension options are exercised, if applicable. (8) Loan Per SF / Unit / Key is based on the current principal amount divided by the current SF / Unit / Key. For Senior Loans 2, 7, 9, 30, 32, 40, 52, and 66 Loan Per SF / Unit / Key is calculated as the total commitment amount of the loan divided by the proposed SF / Unit / Key. (9) For senior loans, loan-to-value ratio ("LTV") LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated or by the current principal amount as of the date of the most recent as-is appraised value; for Senior Loan 6, LTV is based on the initial loan amount divided by the appraised bulk sale value assuming a condo- conversion and no renovation; for Senior Loan 65, LTV is based on the current principal amount divided by the adjusted appraised gross sellout value net of sales cost; for mezzanine loans, LTV is based on the current balance of the whole loan dividend by the as-is appraised value as of the date the loan was originated; for RECOP I CMBS B-Pieces, LTV is based on the weighted average LTV of the underlying loan pool at issuance; for Senior Loans 2, 7, 9, 30, 32, 40, 52, and 66 LTV is calculated as the total commitment amount of the loan divided by the as-stabilized value as of the date the loan was originated. (10) For Senior Loan 9, the total whole loan facility is $425.0 million, co-originated and co-funded by KREF and a KKR affiliate. KREF’s interest was 50% of the facility or $212.5 million. The facility is comprised of individual cross-collateralized whole loans. As of March 31, 2022, there were six underlying senior loans in the facility with a commitment of $65.9 million and outstanding principal of $26.5 million. (11) For Senior Loan 65, Loan per SF of $1,244 is based on the allocated loan amount of the residential units. Excluding the value of the retail and parking components of the collateral, the Loan per SF is $1,928 based on allocating the full amount of the loan to only the residential units. (12) Non-Senior Loan 1 is a real estate corporate loan to a multifamily operator. (13) Represents our investment in an aggregator vehicle alongside RECOP I that invests in CMBS B-Pieces. Committed principal represents our total commitment to the aggregator vehicle whereas current principal represents the current funded amount.

20 Fully Extended Loan Maturities (1) Excludes RECOP I CMBS B-Piece investment Fully Extended Loan Maturities(1) ($ in Millions) Fully extended weighted average loan maturity of 3.5 years(1) 227 610 1,431 554 2,819 1,442 57 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 2022 2023 2024 2025 2026 2027 2028

21 Consolidated Balance Sheets (1) Includes $54.0 million held in collateralized loan obligation as of December 31, 2021 (2) Includes $1.7 million and $2.3 million of restricted cash as of March 31, 2022 and December 31, 2021, respectively (3) Includes $80.9 million of pre-close loan fundings into escrow as of March 31, 2022 (4) Includes $1.8 million and $1.5 million of expected loss reserve for unfunded loan commitments as of March 31, 2022 and December 31, 2021, respectively (in thousands - except share and per share data) March 31, 2022 December 31, 2021 Assets Cash and cash equivalents(1) $ 173,178 $ 271,487 Commercial real estate loans, held-for-investment 6,772,884 6,316,733 Less: Allowance for credit losses (20,676) (22,244) Commercial real estate loans, held-for-investment, net 6,752,208 6,294,489 Real estate owned, net 78,569 78,569 Equity method investments 36,595 35,537 Accrued interest receivable 19,091 15,241 Other assets(2)(3) 90,122 7,916 Total Assets $ 7,149,763 $ 6,703,239 Liabilities and Equity Liabilities Secured financing agreements, net $ 3,035,230 $ 3,726,593 Collateralized loan obligations, net 1,929,616 1,087,976 Secured term loan, net 337,971 338,549 Convertible notes, net 142,193 141,851 Dividends payable 29,411 26,589 Accrued interest payable 9,528 6,627 Accounts payable, accrued expenses and other liabilities(4) 7,426 7,521 Due to affiliates 8,668 5,952 Total Liabilities 5,500,043 5,341,658 Commitments and Contingencies - - Permanent Equity Preferred Stock, 50,000,000 shares authorized Series A cumulative redeemable preferred stock, $0.01 par value, (13,110,000 and 6,900,000 shares issued and outstanding as of March 31, 2022 and December 31, 2021, respectively; liquidation preference of $25.00 per share) 131 69 Common stock, $0.01 par value, 300,000,000 authorized (71,834,030 and 65,271,058 shares issued; 67,933,704 and 61,370,732 shares outstanding as of March 31, 2022 and December 31, 2021, respectively) 679 613 Additional paid-in capital 1,747,340 1,459,959 Accumulated deficit (37,616) (38,208) Repurchased stock (3,900,326 shares repurchased as of March 31, 2022 and December 31, 2021) (60,999) (60,999) Total KKR Real Estate Finance Trust Inc. stockholders’ equity 1,649,535 1,361,434 Noncontrolling interests in equity of consolidated joint venture 185 147 Total Permanent Equity 1,649,720 1,361,581 Total Liabilities and Equity $ 7,149,763 $ 6,703,239

22 Consolidated Statements of Income (in thousands - except share and per share data) March 31, 2022 December 31, 2021 March 31, 2021 Net Interest Income Interest income $ 73,230 $ 72,715 $ 64,766 Interest expense 32,459 30,266 27,383 Total net interest income 40,771 42,449 37,383 Other Income Income (loss) from equity method investments - 5,126 - Revenue from real estate owned operations 2,629 - - Income (loss) from equity method investments 1,886 1,863 1,090 Other income 1,915 390 66 Total other income (loss) 6,430 7,379 1,156 Operating Expenses General and administrative 4,446 3,383 3,505 Provision for (reversal of) credit losses, net (1,218) (3,077) (1,588) Management fees to affiliate 6,007 5,289 4,290 Incentive compensation to affiliate - 3,463 2,192 Expenses from real estate owned operations 2,554 - - Total operating expenses 11,789 9,058 8,399 Income (Loss) Before Income Taxes, Noncontrolling Interests, Preferred Dividends, Redemption Value Adjustment and Participating Securities' Share in Earnings 35,412 40,770 30,140 Income tax expense - 427 48 Net Income (Loss) 35,412 40,343 30,092 Noncontrolling interests in (income) loss of consolidated joint venture 56 - - Net Income (Loss) Attributable to KREF Trust Inc. and Subsidiaries 35,468 40,343 30,092 Preferred Stock dividends and redemption value adjustment 5,326 4,966 908 Participating securities' share in earnings 346 179 - Net Income (Loss) Attributable to Common Stockholders $ 29,796 $ 35,198 $ 29,184 Net Income (Loss) Per Share of Common Stock, Basic $ 0.47 $ 0.59 $ 0.52 Net Income (Loss) Per Share of Common Stock, Diluted $ 0.46 $ 0.59 $ 0.52 Weighted Average Number of Shares of Common Stock Outstanding, Basic 63,086,452 59,364,672 55,619,428 Weighted Average Number of Shares of Common Stock Outstanding, Diluted 69,402,626 59,453,264 55,731,061 Dividends Declared per Share of Common Stock $ 0.43 $ 0.43 $ 0.43 Three Months Ended

Reconciliation of GAAP Net Income to Distributable Earnings

(in thousands - except share and per share data)	Three Months Ended					
	March 31, 2022	Per Diluted Share[4]	December 31, 2021	Per Diluted Share[4]	March 31, 2021	Per Diluted Share[4]
Net Income (Loss) Attributable to Common Stockholders	$ 29,796	$ 0.46	$ 35,198	$ 0.59	$ 29,184	$ 0.52
Per share impact from exclusion of potentially issuable shares under assumed conversion of the Convertible Notes[1]		0.01				
Adjustments						
Non-cash equity compensation expense	2,126	0.03	1,413	0.02	1,994	0.04
Unrealized (gains) or losses[2]	(1,032)	(0.02)	1,463	0.02	708	0.01
Provision for (reversal of) credit losses, net	(1,218)	(0.02)	(3,077)	(0.05)	(1,588)	(0.03)
Gain on redemption of non-voting manager units	-	-	(5,126)	(0.09)	-	-
Non-cash convertible notes discount amortization	89	0.00	91	0.00	89	0.00
Distributable Earnings before realized losses on loan write-offs	$ 29,761	$ 0.47	$ 29,962	$ 0.50	$ 30,387	$ 0.55
Realized losses on loan write-offs[3]	-	-	(32,905)	(0.55)	-	-
Distributable Earnings	$ 29,761	$ 0.47	$ (2,943)	$ (0.05)	$ 30,387	$ 0.55
Weighted average number of shares of common stock outstanding, diluted[1]	63,086,452		59,364,672		55,731,061	

(1) Diluted weighted average common shares outstanding for Distributable Earnings excludes 6,316,174 potentially issuable shares under assumed conversion of the Convertible Notes
(2) Includes ($1.0) million, ($1.1) million, and $0.0 million of unrealized mark-to-market adjustment to RECOP I's underlying CMBS investments during 1Q'22, 4Q'21, and 1Q'21, respectively. Includes $2.5 million and $0.7 million non-cash redemption value adjustment of the Special Non-Voting Preferred Stock (SNVPS) during 4Q'21 and 1Q'21, respectively
(3) Includes $32.1 million write-off on a defaulted senior retail loan which we took title of the underlying property and $0.9 million write-off of the remaining balance on an impaired mezzanine retail loan during 4Q'21
(4) Numbers presented may not foot due to rounding

KREF

23

24 Key Definitions “Distributable Earnings": Commencing for all periods ending on or after December 31, 2020, the Company has elected to present Distributable Earnings, a measure that is not prepared in accordance with GAAP, as a supplemental basis to KREF’s net income as determined in accordance with GAAP as the Company believes it would be useful to investors in evaluating the Company’s operating performance and its ability to pay its dividends. Distributable Earnings replaces the Company’s prior presentation of Core Earnings, and Core Earnings presentations from prior reporting periods have been recast as Distributable Earnings. The Company defines Distributable Earnings as net income (loss) attributable to stockholders or, without duplication, owners of the Company's subsidiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss) and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) any unrealized gains or losses or other similar non-cash items that are included in net income for the applicable reporting period, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (iv) one-time events pursuant to changes in GAAP and certain material non-cash income or expense items agreed upon after discussions between the Company’s Manager and board of directors and after approval by a majority of the independent directors. The exclusion of depreciation and amortization from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent the Company forecloses upon the property or properties underlying such debt investments. While Distributable Earnings excludes the impact of the unrealized current provision for credit losses, any loan losses are charged off and realized through Distributable Earnings when deemed non-recoverable. Non-recoverability is determined (i) upon the resolution of a loan (i.e. when the loan is repaid, fully or partially, or in the case of foreclosure, when the underlying asset is sold), or (ii) with respect to any amounts due under any loan, when such amount is determined to be non- collectible. Distributable Earnings should not be considered as a substitute for GAAP net income. The Company cautions readers that its methodology for calculating Distributable Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, the Company’s reported Distributable Earnings may not be comparable to similar measures presented by other REITs. The weighted average diluted shares outstanding used for purposes of calculating Distributable Earnings per diluted weighted average share has been adjusted from the weighted average diluted shares outstanding under GAAP to exclude potential shares that may be issued upon the conversion of the Convertible Notes. Consistent with the treatment of other unrealized adjustments to Distributable Earnings, these potentially issuable shares are excluded until a conversion occurs, which we believe is a useful presentation for investors. We believe that excluding shares issued in connection with a potential conversion of the Convertible Notes from our computation of Distributable Earnings per diluted weighted average share is useful to investors for various reasons, including: (i) conversion of Convertible Notes to shares would require the holder of a note to elect to convert the Convertible Note and for us to elect to settle the conversion in the form of shares, and we currently intend to settle the Convertible Notes in cash; (ii) future conversion decisions by note holders will be based on our stock price in the future, which is presently not determinable; and (iii) we believe that when evaluating our operating performance, investors and potential investors consider our Distributable Earnings relative to our actual distributions, which are based on shares outstanding and not shares that might be issued in the future. LEED: LEED is the most widely used green building rating system in the world. LEED certification provides independent verification of a building or neighborhood’s green features, allowing for the design, construction, operations and maintenance of resource-efficient, high-performing, healthy, cost-effective buildings.